EXHIBIT 32.1

E-SMART TECHNOLOGIES, INC.

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of e-Smart Technologies, Inc. on Form 10-KSB for the fiscal years ended December 31, 2002 and December 31, 2003, as filed with the Securities and Exchange Commission on March 30, 2004 (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of e-Smart Technologies, Inc.

Date: March 30, 2004

/s/ Mary A. Grace

Chief Executive Officer
and Chief Financial Officer